Designated Filer:	Warburg Pincus & Co.
Issuer & Ticker Symbol:	Talon Therapeutics, Inc. [TLON]
Date of Event Requiring Statement:	January 11, 2013

Joint Filers’ Signatures

WARBURG PINCUS PRIVATE EQUITY X, L.P.
By: Warburg Pincus X, L.P., its General Partner,
By: Warburg Pincus X LLC, its General Partner,
By: Warburg Pincus Partners LLC, its Sole Member,
By: Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare	Date: January 14, 2013
Name: Scott A. Arenare
Title: Attorney-in-Fact*

WARBURG PINCUS X PARTNERS, L.P.
By: Warburg Pincus X, L.P., its General Partner,
By: Warburg Pincus X LLC, its General Partner,
By: Warburg Pincus Partners LLC, its Sole Member,
By: Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare	Date: January 14, 2013
Name: Scott A. Arenare
Title: Attorney-in-Fact*

WARBURG PINCUS X, L.P.
By: Warburg Pincus X LLC, its General Partner,
By: Warburg Pincus Partners LLC, its Sole Member,
By: Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare	Date: January 14, 2013
Name: Scott A. Arenare
Title: Attorney-in-Fact*

WARBURG PINCUS X LLC
By: Warburg Pincus Partners LLC, its Sole Member,
By: Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare	Date: January 14, 2013
Name: Scott A. Arenare
Title: Attorney-in-Fact*

WARBURG PINCUS PARTNERS LLC
By: Warburg Pincus & Co., its Managing Member

By: /s/ Scott A. Arenare	Date: January 14, 2013
Name: Scott A. Arenare
Title: Attorney-in-Fact*

Designated Filer:	Warburg Pincus & Co.
Issuer & Ticker Symbol:	Talon Therapeutics, Inc. [TLON]
Date of Event Requiring Statement:	January 11, 2013

Joint Filers’ Signatures (cont’d)

WARBURG PINCUS & CO.

By: /s/ Scott A. Arenare	Date: January 14, 2013
Name: Scott A. Arenare
Title: Attorney-in-Fact*

WARBURG PINCUS LLC

By: /s/ Scott A. Arenare	Date: January 14, 2013
Name: Scott A. Arenare
Title: Managing Director

CHARLES R. KAYE

By: /s/ Scott A. Arenare	Date: January 14, 2013
Name: Charles R. Kaye
By: Scott A. Arenare, Attorney-in-Fact*

JOSEPH P. LANDY

By: /s/ Scott A. Arenare	Date: January 14, 2013
Name: Joseph P. Landy
By: Scott A. Arenare, Attorney-in-Fact*

*
The Power of Attorney given by each of Warburg Pincus & Co., Mr. Kaye and Mr. Landy was filed with the U.S. Securities & Exchange Commission on January 14, 2013 as an exhibit to a statement on Schedule 13D/A filed by Warburg Pincus Private Equity X, L.P. with respect to Talon Therapeutics, Inc. and is hereby incorporated by reference.